Exhibit 99.2

High - quality Wireless Spatial Audio WiSA Technologies, Inc. Second Quarter, 2022 Results Presentation August 15, 2022

Forward Looking Statements This presentation of WiSA Technologies Inc . , formerly Summit Wireless Technologies, Inc . (NASDAQ : WISA) (the “Company” or “ WiSA ”) contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting Summit Wireless’ business including, current macroeconomic uncertainties associated with the COVID - 19 pandemic, our inability to predict or measure supply chain disruptions resulting from the COVID - 19 pandemic and other drivers, our the ability to predict the timing of design wins entering production and the potential future revenue associated with design wins ; rate of growth ; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity ; consumer demand conditions affecting customers’ end markets ; the ability to hire, retain and motivate employees ; the effects of competition, including price competition ; technological, regulatory and legal developments ; developments in the economy and financial markets and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31 , 2021 filed with the SEC, as revised or updated for any material changes described in any subsequently - filed Quarterly Reports on Form 10 - Q . The information in this presentation is as of the date hereof and the Company undertakes no obligations to update unless required to do so by law . * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Tra nsm itter is plugged in and a user interface is activated through an APP or product design like LG TVs. © SoundSend , The WiSA logo, WiSA, WiSA Ready, and WiSA Certified are trademarks, or certification marks of WiSA LLC. Third - party trade names, trademarks and product names are the intellectual property of their respective owners and product names are the intell ect ual property of their respective owners.

Wireless Spatial Audio in the Home: The Time is Now Spatial Audio = Greenfield O pportunities Technology Content Audio provides differentiation • Algorithms • Spatial codecs • Fast Wi - Fi • Low - cost IoT Wi - Fi chips • Streaming • Podcasts • Encoded to take advantage of the tech • HDTV new video tech leveled off • Audio features/ products = growth market 3

Delivering Spatial Audio: Wireless Transport is Key Content Publishing and Distribution: Spotify, Tencent, Amazon, YouTube, etc. Wireless Medium: Wi - Fi Spatial Audio Codecs: Dolby Atmos, DTS - X, Spatial Wireless Transport Wireless Transport • Precise synchronization across many disparate speakers • Guaranteed reliability of the wireless link • Ability to transmit multichannel, high - bitrate audio streams • Extremely low latency 4

WiSA in Production with Quality Audio Market Leaders • Delivering wireless spatial audio technology to premier brands in the audio and CE market • Unparalleled IP in enabling high - bitrate, multichannel, uncompressed wireless audio • Latency and synchronization specs that lead the market 5

Business Model 2 BUILD SPATIAL AUDIO ECOSYSTEM 3 SELL WISA DS MASS MARKET MODULE 4 LICENSE IP TO HDTVS & OTHER AUDIO SOURCES ▪ Launch WiSA Association ▪ Seed market with WiSA transmitter ▪ Market WiSA - enabled systems ▪ Develop Wi - Fi compatible wireless audio module ▪ Based on WiSA software running on low - cost 3rd - party 2.4GHz IoT chips ▪ License transmitter IP to HDTV and other source SoCs for WiSA ubiquity ▪ Sell modules to speaker brands 1 DEVELOP CORE WIRELESS AUDIO TECHNOLOGY ▪ Launch WiSA HT proprietary wireless audio module ▪ Penetrate home theater market 6

Technology Designed for Entry-level to Audiophile



Model: 444-2251
WiSA E



WiSA DS

Espressif



EMBEDDED

Realtek

Audiophile-quality chips

WiSA HT
(Home Theater)

- 8 channels
- Custom Tx / Rx modules
- 24-bit audio
- Up to 96k sample rates
- +/- 2µs speaker sync.
- Ultra low latency

Low-cost IoT modules

WiSA DS
(Soundbars)

Low-cost 2.4GHz IoT transceiver module

- (4+sub) separate audio channels
- Fixed transport latency (30ms)
- Tight speaker sync.

Licensed software/IP

WiSA E
(All Multichannel Audio)

Interoperable software/IP running on 3rd party 5GHz IoT and SOC's

- 6 audio channels; future (8-10)
- Fixed transport latency (20ms)
- Tight speaker sync.

Proprietary ASIC — 2015 - 2021

Software running on third-party chips — 2022 — 2023

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Licensing Enables Broad Market Expansion


High
Low
Feature set
Home theater speakers, high-end TVs, dongles
WiSA HT
HDTVs
Set-top boxes
Soundbars
Home theater speakers
Smart speakers
PCs/laptops
Mobile phones
WiSA E Licensed product
Entry to mid-level soundbars
WiSA DS
Low
Module Cost
High

TAM = 1B+ devices

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WiSA DS and E Growth Opportunities Home Theater Speakers 44MU Smart TVs 231MU Soundbars 42MU Smart Speakers 204MU Gaming Desktops 38MU Laptops 196MU Tablets 135MU Wireless Headsets 158MU STB's 253MU Streaming Sticks 118MU Smart Phones 1418MU HT DS E $$$$ $ $$ 9

WiSA Association Building Consumer Ecosystem Interoperability Spec development , testing and compliance Retail Programs Online storefronts; point of purchase Consumer Marketing WiSA WAVE direct - to - consumer co - op programs Product WiSA transmitter for HDMI smart HDTVs WiSA Association Example: www.amazon.com/wisa 10

WiSA DS – Customer Response Summit Wireless Proprietary WiSA DS Rx WiSA DS Tx Relative to Primary Competitor: • More audio channels • Stronger wireless performance • Lower Price < $15 for wireless modules Evaluations/Designs: • Product and Potential Projects: • Soundbars 8 • TVs 3 • Auto. After market 1 11 Anticipated Production Start: • 2 in 4Q 2022

Revenue Opportunity: 2023 - 2026


E Bundles
E Modules
DS Modules
Systems
G1 Modules
2023
2024
2025
2026

Currently in 2022
- Continued HT module and system sales based on design activity through 2023 and consumer acceptance of wireless speakers
- First revenue - DS module (soundbars)

2023 Revenue Drivers
- DS module revenue growth based on soundbar and TV designs
- First revenue – WiSA E modules in Platin Speakers

2024 Revenue Drivers
- Growth of DS modules and E modules
- First revenue E license with RX modules + bundles

2025 Revenue Drivers
- Continued growth in DS and E modules
- Strong growth of E license + bundles

2026 Revenue Drivers
- Continued growth in module sales
- Continued strong growth of E license + bundles

Use of Projections and Illustrations: This page contains certain [financial forecasts] and illustrations. Neither [WISA's] independent auditors nor any other professionals have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material on this page is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

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Strong IP Position/Years of Know - how Patents Know - how Strategic Partnerships Ecosystem of Interoperable Products IP Position Patents: • Fundamental patents in wireless multichannel audio across key geo’s • 24 issued patents, pending patent applications or patent filings Know - how: • 12 - years’ experience in delivering multichannel wireless technology to leading CE brands Strategic partnerships: • Key partnerships with leading IoT Wi - Fi semiconductor and TV SoC companies Ecosystem of Interoperable Products: • 100+ products from 20+ CE and speaker companies with 13

Q2 2022 and August $3M Financing $1.6 $0.9 $1.7 $2.4 $6.5 Q2 '21A Q2 '22A 2019A 2020A 2021A 18% 29% Revenue & Gross Margin ($ in M) - 4% 29 % As reported with the Q2 2022 results on August 15, 2022. 20% Q2 ‘22 • $946 K revenue, down 40 % vs. Q2 ’21, up 67% vs. Q1 ‘ 22 • 20% gross margin, dow n from 29% in Q2 ’21, up from 11% in Q1 ’22 • $ 4.3 M opex , including $0.5M of non - cash, vs. $3.3M, including $0 .4 M of non - cash in Q2 ’21 • $ 4.1 M net loss, vs. $4.6M in Q2 ’21 • $ 4.8 M cash 6/30/2022 2022 Guidance • Revenue increase in Q3 ‘ 22 compared to Q2 ‘ 22, and revenue increase in Q4 ‘ 22 compared to Q3 ‘ 22 • Mid 20’s % gross margin target • With close of $3M financing, should be s ufficient cash 2023 $3 Million Convertible Financing • Convertible security investment by largest shareholder • Warrants at 140% of conversion price

Key Highlights Highly - differentiated multichannel wireless audio technology with implementations in premium audio brands 1 World - class premium technology porte d to low - cost IoT chips to address mass market audio systems with software roadmap to address TAM of over 2 billion units 2 Establishment and management of the Wireless Speaker and Audio Association with interoperability specification, testing, and compliance standard 3 30+ brands have designed WiSA technologies into their products, 4 Strong IP position and significant patent coverage 5 Strong revenue growth from modules sales, audio systems sales, and licensing 6 15

Thank you